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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: April 30, 1998


                    PROFESSIONAL BENEFITS INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-22344



           Texas                                                74-2072535
(State or other jurisdiction of                           (I.R.S. employer
incorporation)                                            identification number)



                    10835 Rockley Road, Houston, Texas 77099
          (Address of principal executive offices, including ZIP code)


                                  281/721-1800
              (Registrant's telephone number, including area code)

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                    PROFESSIONAL BENEFITS INSURANCE COMPANY

                                    FORM 8-K


          Item 3    -     BANKRUPTCY OR RECEIVERSHIP

                 On April 30, 1998, a Temporary Restraining Order and Order Appointing Temporary Receiver was issued by the District Court of Travis County, Texas in relation to Professional Benefits Insurance Company. The Order appointed the Commissioner of Insurance as Temporary Receiver.

          Item 7    -     FINANCIAL STATEMENTS AND EXHIBITS

                 Exhibit 99.1 Temporary Restraining Order and Order Appointing Temporary Receiver.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PROFESSIONAL BENEFITS INSURANCE COMPANY


                                        By:       /s/  Neal Rockhold
                                           -------------------------------------

                                        Name:          Neal Rockhold
                                             -----------------------------------

                                                  Appointed Representative
                                        Title:    of the Temporary Receiver
                                              ----------------------------------

Dated:    May 15, 1998






                               INDEX TO EXHIBITS


EXHIBIT NO.  DESCRIPTION
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
99.1         Temporary Restraining Order and Order Appointing Temporary Receiver


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